FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                           May 17, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)






Item 5. Other Events

     On May 17, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated May 17, 1999






                (this space intentionally left blank)




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Thomas A. Mutryn
Date: May 17, 1999       By:  --------------------------------
                              Thomas A. Mutryn
                              Senior Vice President, Finance
                              Chief Financial Officer


                              US Airways, Inc. (REGISTRANT)

                              /s/ Thomas A. Mutryn
Date: May 17, 1999       By:  --------------------------------
                              Thomas A. Mutryn
                              Senior Vice President, Finance
                              Chief Financial Officer
















               (this space intentionally left blank)














Exhibit 99

                       US Airways, Inc.




                         May 17, 1999


Dear Analysts and Investors:

     Attached please find the US Airways Investor Update for the month of April and the Company's Fleet Plan forecast for fiscal year 1999. Of particular importance, please note that US Airways' year-over-year capacity growth forecast for fiscal year 1999 is 7%, which includes a 21% increase in transatlantic capacity, a 5% reduction in mainline capacity and a 445% increase in MetroJet capacity. The rapid growth in MetroJet is coming, primarily, from a reduction of mainline flying. As we look into the year 2000, continued rapid expansion of MetroJet would come from additional pulldowns of mainline domestic flying. At this time we are not comfortable with the prospect of a continued pulldown of mainline capacity in the year 2000.

     Going into this year, we had hoped to be able to accelerate new Airbus aircraft deliveries which would have helped ease the mainline shrinkage for 2000. Additionally, we have decided to retire our B727 Shuttle aircraft, putting additional pressure on the mainline fleet. In reviewing our capacity projections for September 1999 through May 2000, we find ourselves at a stage where continued shrinkage of mainline operations could result in an adverse impact on US Airways' hub and spoke network and also limit the Company's ability to exploit attractive long-haul opportunities. Mainline, long-haul opportunities are a natural extension of our flying and capitalize on the enormous short-haul feed that we currently have.

     Additionally, there are several events which are stretching our pilot training capability. Pilot training can be categorized as "growth related" training, that which allows us to expand capacity, and "non-growth related" training, that which results in no incremental capacity but adds expense.

          "Growth related" Training Activities
          --------------------------------
          * Training associated with narrowbody fleet growth associated with our A320/A319 deliveries.
          * Training associated with the deliveries of A330 international aircraft starting in early 2000.

          "Non-growth related" Training Activities
          ------------------------------------
          * Conversion of mainline B737 aircraft to MetroJet. Due to the lower rates of pay for MetroJet, these conversions result in incumbent mainline B737 pilots bidding out for (and being trained for) higher pay equipment. That in turn causes a series of pilots being trained for a number of different equipment types and positions.
          * Replacement of our B727 Shuttle aircraft which adds a training burden without any corresponding increase in capacity.
          * Replacement of approximately 325 senior pilots for whom we offered early retirement as part of our pilot agreement.

In addition, we have experienced a small erosion of pilots and check airmen as a result of their obligations to the military reserves. All of these factors while driving significant training costs are putting limitations on our capacity growth.

     As a result of the impact of MetroJet on mainline flying and of our training requirements, we are looking at our options for the latter part of 1999 and 2000. It appears that we will be shaving off some of our planned growth for the later part of 1999 and slowing down MetroJet conversions. This will help both in terms of reducing our training requirements and protecting mainline flying. It will also insure we have sufficient resources to fly our schedule without any crew shortage cancellations.

     While we work to address the issues outlined above, one principal remains clear; the Company is committed to the continued growth of its successful MetroJet product.

     We will be firming up our plans shortly and will be providing you with revised capacity forecasts.

     I am hopeful that the information contained in the update and forecast will assist you in your analysis of the Company. If you have any questions with respect to the foregoing, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations

Enclosures

Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the Securities and Exchange Commission as soon as practical following the release of this information.



                                               US AIRWAYS INVESTOR UPDATE
                             US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                     May 1999
                                                                     Year-over-Year Percentage Change
                                                 -------------------------------------------------------------------
Selected Operating and Financial Statistics      April (Actual)      May          June           July       FY 1999
-------------------------------------------      --------------     -----        ------         ------     ---------
Available Seat Miles - Scheduled Service
  -Domestic                                           2.0 %          4.9 %         7.5 %          6.4 %          5.8 %
  -International                                     16.9            8.8          13.3           18.1           17.6
                                                     ----            ---          ----           ----           ----
Total                                                 3.5 %          5.4 %         8.1 %          7.6 %          7.0 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                          (2.4)%         (2.2)%         1.9 %          3.0 %          2.6 %
  -International                                     14.4           15.0          13.0           22.6           18.8
                                                     ----           ----          ----           ----           ----
Total                                                (0.5)%         (0.1)%         3.2 %          5.2 %          4.4 %

Passenger Load Factor                            (3.0) points   (3.9) points   (3.5) points   (1.8) points   (1.8) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
      - Excluding Taxes                              (4.1)%          1.6 %         8.0 %         14.8 %          3.4 %
  -Gallons of Aviation Fuel Consumed                  3.1            6.9           8.2            8.1            6.2

Fleet Additions
  -A319                                                 1              1             1              5             22
  -A320                                                 0              1             1              3             11
                                                       --             --            --             --             --
Total                                                   1              2             2              8             33

Fleet Retirements
  -B727-200 - Shuttle*                                  0              0             0              0              8
  -DC9-30**                                             0              0             0              2             16
                                                       --             --            --             --             --
Total                                                   0              0             0              2             24


*  Shuttle, Inc. operations are currently performed by a wholly-owned subsidiary of US Airways Group, Inc.
**  Three of these DC9-30 aircraft will be retired on January 1, 2000.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the SEC as soon as practical following the release of this information.



                                          US AIRWAYS FLEET PLAN
                    US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                May 1999

                                                    Number of Aircraft: 1999 Year End
                          Fleet Plan   ------------------------------------------------------------
Fleet Type                04/30/1999   Average Seats   Average Age (yrs.)   Owned   Leased    Total
----------                ----------   -------------   ------------------   -----   ------    -----
B767-200                      12            203              10.5             8        4        12
B757-200                      34            182               9.2            23       11        34
MD-80                         31            141              17.8            15       16        31
B737-400                      54            144              10.0            19       35        54
B737-300                      85            126              12.7            11       74        85
B737-200 - MetroJet           34            118              17.2            51        3        54
B737-200                      30            108              20.0             6        4        10
B727-200 - Shuttle*           12            163              29.6             4        0         4
DC9-30**                      47            100              22.9            30        7        37
F-100                         40             97               9.1            36        4        40
A319                          10            120               0.6             0       28        28
A320                           1            142               0.5             0       11        11
                             ---            ---              ----           ---      ---       ---
Average Total Aircraft       390            134              12.7           203      197       400


                                          1999
Hushkit Program           Stage 2      Compliance
---------------           -------      ----------
B737-200                      28        Stage 3
B727-200 - Shuttle*            8        Retire
DC9-30**                      16        Retire


Firm Order/Options
  as of 4/30/99             Firm       Reconfirmable   Options
------------------          ----       -------------   -------
A319/320                     117            112          160
A330                           7              7           16


*  Shuttle, Inc. operations are currently performed by a wholly-owned subsidiary of US Airways Group, Inc.
**  Three of these DC9-30 aircraft will be retired on January 1, 2000.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the SEC as soon as practical following the release of this information.
